                                                                   EXHIBIT 10.14

Unless this bond is presented by an authorized representative of The Depository Trust Company ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment and any bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS BOND SHALL BE A LIMITED OBLIGATION OF THE ISSUER, THE PRINCIPAL, INTEREST AND REDEMPTION PREMIUM (IF ANY) OF WHICH ARE PAYABLE SOLELY FROM AND SECURED BY THE SECURITY DESCRIBED IN THE INDENTURE, INCLUDING THE MONEYS AVAILABLE TO BE DRAWN BY THE TRUSTEE UNDER ANY LETTER OF CREDIT (AS DEFINED IN THE INDENTURE) THAT MAY BE IN EFFECT FROM TIME TO TIME TO SUPPORT PAYMENTS DUE ON OR WITH RESPECT TO THIS BOND, ALL AS DESCRIBED IN AND SUBJECT TO LIMITATIONS SET FORTH IN THE INDENTURE, FOR THE EQUAL AND RATABLE BENEFIT OF THE HOLDERS, FROM TIME TO TIME OF THIS BOND. THIS BOND AND THE INTEREST THEREON AND REDEMPTION PREMIUM, IF ANY, SHALL NOT BE DEEMED TO CONSTITUTE OR CREATE AN INDEBTEDNESS, LIABILITY OR OBLIGATION OF THE ISSUER, THE STATE OF GEORGIA OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF WITHIN THE MEANING OF ANY STATE CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION OR A PLEDGE OF THE FAITH AND CREDIT OR THE TAXING POWER OF THE STATE OF GEORGIA OR ANY SUCH POLITICAL SUBDIVISION OR AGENCY. THE ISSUER HAS NO TAXING POWER.

No. R-1                                                       CUSIP: 944391 AA 9

                            UNITED STATES OF AMERICA
                                STATE OF GEORGIA

                  WAYNE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY
                 TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS
                     (ABSORPTION CORP. PROJECT), SERIES 2004

Date of Bond: September 2, 2004                 Maturity Date: September 1, 2019

Interest Rate: Weekly Rate (subject to conversion to a Long-Term Rate as set forth herein)

Registered Owner: CEDE & CO.

Principal Amount: Four Million Nine Hundred Thousand and no/100 Dollars
                  ($4,900,000)


      WAYNE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the "Issuer"), a body corporate and politic, an instrumentality of Wayne County and a public corporation duly created by local amendment to the Georgia constitution, Ga. L. 1964, p. 1002 et seq., ratified by electors in the general election in 1964, and continued by Ga. L. 1987, p. 3805, as amended (the "Act"), for value received, promises to pay to the registered owner shown above, or registered assigns, but solely from the source and in the manner hereinafter set forth, on the maturity date shown above, the principal amount shown above and in like manner to pay interest on said amount from the date hereof shown above until payment of such principal amount has been made or duly provided for, at the rates and on the dates set forth herein, except as the provisions hereinafter set forth with respect to redemption of this Bond prior to maturity may become applicable hereto. Interest on this Bond shall be paid (i) while the Bonds bear interest at the Weekly Rate, the first Business Day (as defined below) of each month, commencing October 1, 2004, (ii) while the Bonds bear interest at the Long-Term Rate, each March 1 and September 1, and (iii) each Conversion Date (each, an "Interest Payment Date"), and shall be computed as follows: (i) while the Bonds bear interest at the Weekly Rate, on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, and (ii) while the Bonds bear interest at the Long-Term Rate, on the basis of a year of 360 days consisting of twelve 30-day months. While this Bond bears interest at the Weekly Rate, this Bond shall be purchased on the demand of the registered owner as hereinafter described. The principal of and redemption premium, if any, on this Bond is payable in lawful money of the United States of America upon the presentation and surrender hereof at the principal corporate trust office of Branch Banking and Trust Company, in its capacity as trustee under the Indenture described below (together with its successors and assigns, the "Trustee"). Interest on this Bond is payable on each Interest Payment Date in like money to the registered owner hereof by check or draft drawn upon the Trustee and mailed to the person in whose name this Bond is registered (i) while this Bond bears interest at the Weekly Rate, at the close of business one Business Day prior to such Interest Payment Date, or (ii) while this Bond bears interest at the Long-Term Rate, at the close of business on the fifteenth day of the calendar month preceding each Interest Payment Date (each, a "Record Date"), provided that, owners of Bonds in the aggregate principal amount of not less than $500,000 may, by written instruction filed with the Trustee on or before the Record Date next preceding such Interest Payment Date, direct that interest payments be transmitted by wire transfer to an account in the continental United States (which wire transfer shall be at the expense of the holder).

      This Bond, designated "Wayne County Industrial Development Authority Tax-Exempt Industrial Development Revenue Bonds (Absorption Corp. Project), Series 2004" is one of a series of Bonds in the aggregate principal amount of Four Million Nine Hundred Thousand and no/100 Dollars ($4,900,000) (the "Bonds"), issued for the purpose of financing an industrial plant consisting of land, improvements and equipment (the "Project") to be owned by the Issuer and leased to Absorption Corp., a corporation organized under the laws of the State of Nevada (the "Lessee"), and paying certain expenses of issuing such Bonds, including the cost of credit enhancement for the Bonds. The Bonds are issued as registered bonds in denominations of $100,000 and $5,000 multiples in excess thereof while the Bonds bear interest at the Weekly Rate and $5,000 and integral multiples thereof if the Bonds have been converted to a Long-Term Rate that will be in effect until the final maturity of the Bonds (a "Minimum Denomination"). The Bonds are all issued under and are all equally and ratably secured and entitled to the protection given by an Indenture of Trust dated as of September 1, 2004 (the "Indenture"), between the Issuer and the Trustee. Reference is hereby made to the Indenture and all indentures supplemental thereto for the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer, the Trustee and the registered owners of the Bonds, and the terms upon which the Bonds are issued and secured. The terms and conditions of the financing of the Project, the use of the proceeds of the Bonds by the Lessee for such purpose, and the payment of certain amounts thereunder, are contained in a Lease Agreement dated as of September 1, 2004 (the "Agreement"), by and between the Issuer and the Lessee. The Lessee has caused Branch Banking and Trust Company (the "Bank") to issue an irrevocable letter of credit (the "Letter of Credit"), issued in favor of the Trustee dated the date of the issuance of the Bonds, in an amount sufficient to pay the outstanding principal amount of and unpaid interest on the Bonds, but not to exceed $4,956,384, which Letter of Credit expires on September 2, 2011. Substitute letters of credit may be delivered in accordance with Section 803 of the Indenture. Reference is hereby made to the Indenture, the Agreement and the Letter of Credit and to all amendments and supplements thereto for a description of the provisions, among others, with respect to the nature and extent of the security, the default provisions, the rights, duties and obligations of the Issuer and the Trustee or the rights of the holders of the Bonds and the terms upon which the Bonds are issued and secured. All capitalized terms not defined herein shall have the meanings given them in the Indenture.

      The Bonds are issued pursuant to and in full compliance with the Act and other applicable laws of the State of Georgia and pursuant to a resolution of the Issuer, which authorized the execution and delivery of the Indenture. This Bond is a limited obligation of the Issuer payable solely from the Revenues, as defined in the Indenture, which Revenues have been pledged and assigned to the Trustee for the benefit of the Bondholders to secure payment of this Bond, and from the Letter of Credit.

      No covenant, agreement or obligation contained in this Bond or the Indenture shall be deemed to be a covenant, agreement or obligation of any present or future director, commissioner, member, officer, employee, attorney or agent of the Issuer in his individual capacity, and neither the directors of the Issuer nor any officer thereof executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

         The Agreement provides for payments by the Lessee in amounts sufficient to provide for the payment of the principal and purchase price of, redemption premium, if any, and interest on the Bonds as due and payable. Provision has been made in the Agreement for such payments to be paid directly to the Trustee and deposited in a trust fund of and in the name of the Issuer held by the Trustee designated "Wayne County Industrial Development

Authority Tax-Exempt Industrial Development Revenue Bonds (Absorption Corp. Project), Series 2004 Bond Fund" and such payments have been duly assigned to the Trustee for that purpose.

      The term "Business Day" shall mean a day of the year, other than a Saturday or a Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee, the principal office of any Paying Agent, the office of the Bank at which drawings on the Letter of Credit are to be made and the principal office of the Remarketing Agent are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

      The Issuer has appointed Scott & Stringfellow, Inc., t/a BB&T Capital Markets, as Remarketing Agent under the Indenture. The Issuer may from time to time, at the direction of the Lessee, remove the Remarketing Agent.

      INTEREST - GENERAL

      Each Bond shall bear interest from the Interest Payment Date next preceding its date of authentication unless such authentication date (i) is prior to the first Interest Payment Date following the date of the initial delivery of the Bonds and the initial payment therefor (the "Closing Date"), in which event interest shall accrue from the Closing Date, (ii) is after a Record Date and before the subsequent Interest Payment Date, in which event interest shall accrue from such subsequent Interest Payment Date, or (iii) is an Interest Payment Date, in which event interest shall accrue from such authentication date; provided, that if interest on the Bonds is in default, Bonds shall bear interest from the last date to which interest has been paid. The Bonds shall bear interest until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions of the Indenture, whether at maturity, upon redemption or otherwise.

      WEEKLY RATE

      For the period from and including the Closing Date to and including the next Wednesday, the Bonds shall bear interest at a rate equal to the rate set on the date prior to the issuance of the Bonds in the manner set forth in subparagraph (a) below. Thereafter, while the Bonds bear interest at the Weekly Rate, for each period from and including the first Thursday following a Rate Computation Date (as defined below) to and including the next succeeding Wednesday (each such period, including the first period described in the immediately preceding sentence, being hereinafter called a "Weekly Rate Period"), the interest rate on the Bonds shall be determined as follows:

      (a) On each Rate Computation Date the Remarketing Agent shall determine that interest rate which, if borne by the Bonds, would, in its judgment having due regard to prevailing financial market conditions and the yields at which comparable securities are then being sold, be the lowest interest rate necessary, but which would not exceed the interest rate necessary, to enable the Remarketing Agent to sell the Bonds at par plus accrued interest, and the interest rate so determined shall be the interest rate on the Bonds for the next succeeding Weekly Rate Period; provided, however, such Weekly Rate may be adjusted by the Remarketing Agent on any date during such Weekly Rate Period if such an adjustment is needed in order to enable the Remarketing Agent to remarket a Bond which has been tendered for purchase in accordance with the Indenture. Such determination or adjustment shall be based on the knowledge of the Remarketing Agent of actual sales or pricing during the immediately preceding 105 days of securities which in the judgment of the Remarketing Agent are comparable to the Bonds and prevailing market conditions, or the marketing efforts with, or solicitation of proposals from, not less than three institutional or money fund investors or other entities or individuals who customarily purchase tax-exempt variable rate demand bonds or other tax-exempt securities in denominations of $100,000 or more. Any such adjustment of the Weekly Rate occurring during a Weekly Rate Period shall apply to all of the Bonds Outstanding at the time that such adjustment is made, and shall be effective beginning on the date immediately following the date on which such rate is announced by the Remarketing Agent and thereafter to the beginning of the next Weekly Rate Period.

      (b) If on or as of any Rate Computation Date, (1) no Person is serving as the Remarketing Agent, (2) the Remarketing Agent fails to establish the Weekly Rate in accordance with the procedure described in the preceding paragraph, or
(3) the Weekly Rate established in accordance with the procedure described in the preceding paragraph is held to be invalid or unenforceable, then the Weekly Rate for the next succeeding Weekly Rate Period shall be the same as for the Weekly Rate Period ending on or immediately after such Rate Computation

Date; provided, however, if the Weekly Rate has been determined pursuant to the provisions of the first part of this sentence for two consecutive Weekly Rate Periods or if such Rate Computation Date is the first Rate Computation Date that occurs with any conversion or deemed conversion from a Long-Term Rate to the Weekly Rate, then the Weekly Rate for the next succeeding Weekly Rate Period shall be the Alternate Weekly Rate.

      (c) Notwithstanding the foregoing, the Weekly Rate on the Bonds shall never exceed a rate which would cause the net effective interest rate for the Bonds as of any date, computed in accordance with applicable usury law, to exceed the Maximum Rate. All calculations of the Weekly Rate shall be rounded to the nearest one-hundredth of one percent (.01%).

      The determination of the Weekly Rate by the Remarketing Agent shall be conclusive and binding upon the owners of the Bonds.

      The term "Rate Computation Date" shall mean, while the Bonds bear interest at the Weekly Rate, the Wednesday of each calendar week thereafter, provided that if any Wednesday is not a Business Day then the Rate Computation Date shall be the first Business Day preceding such Wednesday.

      CONVERSION OF INTEREST RATE

      The Lessee shall have the option to convert the rate of interest payable on the Bonds from the Weekly Rate to a Long-Term Rate on any Business Day and from a Long-Term Rate to the Weekly Rate or from a Long-Term Rate to another Long-Term Rate on the Business Day immediately succeeding the last day of such Long-Term Rate Period (each, a "Conversion Date"), upon the terms and conditions set forth in the Indenture. The Trustee is required to give written notice of the exercise of such option by first-class mail, postage prepaid, to the registered owner of this Bond not less than 15 days prior to the proposed Conversion Date. All Bonds shall be subject to mandatory purchase on the proposed Conversion Date by the Trustee, but only from proceeds of remarketing of the Bonds, proceeds of a drawing under the Letter of Credit, Available Moneys and any other revenues and moneys furnished by the Lessee pursuant to the Agreement, at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase. If this Bond is not tendered by 10:00 a.m. prevailing Eastern Time on the proposed Conversion Date, this Bond will be deemed tendered, and to the extent there shall be on deposit with the Trustee on the proposed Conversion Date an amount sufficient to pay the purchase price thereof, this Bond shall cease to be Outstanding, no further interest thereon shall thereafter accrue and such Bond shall constitute and represent only the right to the payment of the purchase price that was payable on the proposed Conversion Date.

      OPTIONAL TENDER OF BONDS

      While the Bonds bear interest at the Weekly Rate, any Bond (or portion thereof in a Minimum Denomination) shall be purchased, on the demand of the registered owner thereof, on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase, upon:

      (a) delivery to the Remarketing Agent at its principal office of telephonic notice, followed by written notice within two Business Days (which may be delivered by telecopy, and which shall be satisfactory to the Remarketing Agent, and a copy of which shall be delivered to the Trustee), which (i) states the name of the registered owner and the principal amount of such Bond (and, if only a portion thereof is to be purchased, the amount of such portion) to be tendered and (ii) states the date on which such Bond shall be purchased pursuant to the Indenture, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Remarketing Agent (the "Purchase Date"); and

      (b) delivery of such Bond (with an appropriate transfer of registration form executed in blank acceptable to the Trustee) at the principal corporate trust office of the Trustee at or prior to 10:00 a.m. prevailing Eastern Time on the Purchase Date; provided, however, that such Bond (or portion thereof) shall be so purchased only if the Bond so delivered to the Trustee shall conform in all respects to the description thereof in the aforesaid notice.

      While the Bonds are held in a book-entry system, a purchase notice pursuant to paragraph (a) above may be delivered by a Beneficial Owner. Such purchase notice must be delivered as set forth in paragraph (a) above and must identify the DTC Participant through which the Beneficial Owner maintains its interest. Upon delivery of such notice, the Beneficial Owner must make arrangements to have its beneficial ownership interest in the Bond being tendered (or portion thereof) transferred to the Trustee at or prior to 10:00 a.m., prevailing Eastern Time, on the Purchase Date, but need not otherwise comply with the requirement of delivery of the Bond (or portion thereof) being tendered to the Trustee set forth in paragraph (b) above.

      MANDATORY PURCHASE DATES

      The Bonds are subject to mandatory purchase on the following dates (each, a "Mandatory Purchase Date") at a purchase price equal to 100% of the principal amount thereof plus interest accrued to but not including the date of purchase:

      (a) each proposed Conversion Date;

      (b) (A) each Substitution Date designated by the Lessee pursuant to
Section 8.03 of the Indenture, whether or not a Substitute Letter of Credit is delivered to the Trustee on such Substitution Date, or (B) on the fifteenth
(15th) day next preceding the stated expiration or termination date of the Letter of Credit, unless by the fortieth (40th) day next preceding such stated expiration or termination date the Lessee provides to the Trustee (1) evidence satisfactory to the Trustee that the term of such Letter of Credit has been extended, or (2) notice from the Lessee pursuant to Section 8.03 of the Indenture of its intention to provide a Substitute Letter of Credit and designating a Substitution Date on or prior to the fifteenth (15th) day next preceding such stated expiration or termination date;

      (c) while the Bonds bear interest at the Weekly Rate, any Business Day designated by the Lessee, with the consent of the Bank and the Remarketing Agent; and

      (d) on the first Business Day that is at least twenty (20) days after the Trustee receives written notice from the Bank that an "Event of Default" under the Credit Agreement has occurred and is continuing and directing a mandatory purchase of the Bonds.

      Notice of mandatory purchase shall be given by the Trustee by first-class mail to all registered owners of the Bonds not less than 15 days prior to such Mandatory Purchase Date.

      REDEMPTION OF BONDS BEFORE MATURITY

      The Bonds are subject to redemption prior to maturity as follows:

      (a) OPTIONAL REDEMPTION - WEEKLY RATE. While the Bonds bear interest at the Weekly Rate, the Bonds shall be subject to optional redemption prior to maturity at the option of the Issuer, to be exercised as directed by the Lessee, with the prior written consent of the Bank, in whole on any Business Day or in part (in Minimum Denominations) on any Interest Payment Date at a redemption price equal to 100% of the principal amount being redeemed plus interest accrued to the redemption date.

      (b) OPTIONAL REDEMPTION - LONG-TERM RATE. While the Bonds bear interest at the Long-Term Rate, the Bonds shall be subject to redemption prior to maturity at the option of the Issuer, to be exercised as directed by the Lessee, with the prior written consent of the Bank, if any, in whole on any Business Day or in part (in Minimum Denominations) on any Interest Payment Date occurring after the applicable period of Call Protection (as defined below) set forth below at a redemption price (expressed as a percentage of principal amount being redeemed) plus interest accrued to the redemption date as follows; provided, however, if a Letter of Credit is in effect, such redemption premium shall be paid only from Available Moneys on deposit in the Bond Fund, unless such Letter of Credit provides for payment of such redemption premium:

                  [Remainder of Page Left Blank Intentionally]


 LENGTH OF PERIOD FROM THE               REDEMPTION PRICES AS A PERCENTAGE      CALL PROTECTION (LENGTH OF TIME
   INTEREST PAYMENT DATE                   OF PRINCIPAL AMOUNT (MEASURED          (MEASURED FROM THE INTEREST
 IMMEDIATELY SUCCEEDING THE               FROM AND INCLUDING THE INTEREST           PAYMENT DATE IMMEDIATELY
CONVERSION DATE TO THE END OF                PAYMENT DATE IMMEDIATELY            SUCCEEDING THE CONVERSION DATE)
  THE LONG-TERM RATE PERIOD                SUCCEEDING THE CONVERSION DATE)         BEFORE BONDS MAY BE CALLED)

Greater than 15 years                  After 10 years (less one day) at 101%,        10 years (less one day)
                                       declining by 0.5% every year to 100%

Less than or equal to 15 years and     After 7 years (less one day) at 101%,          7 years (less one day)
greater than 10 years                  declining by 0.5% every year to 100%

Less than or equal to 10 years and     After 5 years (less one day) at 101%,          5 years (less one day)
greater than 7 years                   declining by 0.5% every year to 100%

Less than or equal to 7 years and      After 3 years (less one day) at 100            3 years (less one day)
greater than 4 years                   1/2%, declining by 0.5% after a year
                                       to 100%

Less than or equal to 4 years          After 2 years (less one day) at 100%           2 years (less one day)

      (c) EXTRAORDINARY OPTIONAL REDEMPTION. The Bonds shall be subject to optional redemption, in whole but not in part, on any Business Day, at a redemption price equal to 100% of the principal amount thereof, plus interest accrued to the redemption date, but only with the prior written consent of the Bank in the event the Lessee elects to exercise its option to prepay the Agreement upon the occurrence of any of the events listed in Section 3.01(c) of the Indenture.

      (d) MANDATORY REDEMPTION UPON DETERMINATION OF TAXABILITY. The Bonds shall be redeemed upon the occurrence of a "Determination of Taxability" in whole or in part (in Minimum Denominations) on any Business Day selected by the Lessee, but no later than 90 days after the occurrence of the Determination of Taxability, at a redemption price equal to 100% of the principal amount being redeemed, plus interest accrued to the redemption date. Fewer than all of the Bonds may be redeemed if, in the opinion of Bond Counsel, redemption of fewer than all of the Bonds would result in the interest payable on the Bonds remaining Outstanding being excluded from gross income for Federal income tax purposes. Notice of a redemption pursuant to Section 3.01 of the Indenture shall be sent to the Holders pursuant to Section 3.02 of the Indenture as soon as practicable by the Trustee following receipt by it that such redemption will occur due to the occurrence of a Determination of Taxability.

      (e) NOTICE OF REDEMPTION; CONDITIONAL REDEMPTION; PARTIAL REDEMPTIONS. In the event any of the Bonds or portions thereof (which shall be in Minimum Denominations) are called for redemption, notice thereof shall be given by the Trustee as provided in the Indenture; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of any Bond with respect to which no such failure or defect has occurred. In the case of an optional redemption, such notice may state that the redemption of the Bonds is conditional upon certain events or is subject to rescission by the Lessee in accordance with the provisions of the Indenture. If Bonds are redeemed in part, a portion of a Bond may be redeemed only if the holder of such Bond will hold, following such partial redemption, Bonds in Minimum Denominations; provided that, if a redemption cannot be effected to result in Minimum Denominations for all holders, the Trustee shall select Bonds for redemption so that one holder owns Bonds with a principal amount that is less than a Minimum Denomination.

      REGISTRATION AND TRANSFER OF BONDS

      This Bond may be transferred on the books of registration kept by the Trustee by the registered owner or by his duly authorized attorney upon surrender hereof, together with a written instrument of transfer duly executed by the registered owner or his duly authorized attorney.

      BOOK-ENTRY SYSTEM

      This Bond is issued initially by means of a book-entry system administered by The Depository Trust Company ("DTC") with no physical distribution of Bonds made to the public. One Bond of each maturity shall be issued to DTC or its nominee and immobilized in its custody. The book-entry system shall be maintained by DTC and the DTC Participants and shall evidence beneficial ownership of the Bonds in Minimum Denominations, with transfers of beneficial ownership effected on the records of DTC and the DTC Participants pursuant to rules and procedures established by DTC.

      Each DTC Participant shall be credited in the records of DTC with the amount of such DTC Participant's interest in the Bonds. Beneficial ownership interests in the Bonds may be purchased by or through DTC Participants. The holders of such beneficial ownership interests are hereinafter referred to as the "Beneficial Owners." The Beneficial Owners shall not receive Bonds representing their beneficial ownership interests. The ownership interests of each Beneficial Owner shall be recorded through the records of the DTC Participant from which such Beneficial Owner purchased its Bonds. Transfers of ownership interests in the Bonds shall be accomplished by book entries made by DTC and, in turn, by DTC Participants acting on behalf of Beneficial Owners. SO LONG AS CEDE & CO., AS NOMINEE FOR DTC, IS THE REGISTERED OWNER OF THE BONDS, THE TRUSTEE AND REGISTRAR SHALL TREAT CEDE & CO. AS THE ONLY HOLDER OF THE BONDS FOR ALL PURPOSES UNDER THE INDENTURE, INCLUDING RECEIPT OF ALL PRINCIPAL AND PURCHASE PRICE OF, REDEMPTION PREMIUM, IF ANY, AND INTEREST ON THE BONDS, RECEIPT OF NOTICES, VOTING AND REQUESTING OR DIRECTING THE TRUSTEE TO TAKE OR NOT TO TAKE, OR CONSENTING TO, CERTAIN ACTIONS UNDER THE INDENTURE.

      Payments of principal, interest, purchase price and redemption premium, if any, with respect to the Bonds, so long as DTC or its nominee, Cede & Co., is the only owner of the Bonds, shall be paid by the Trustee directly to DTC or its nominee, Cede & Co., as provided in the Blanket Issuer Letter of Representation that has been executed and delivered by the Issuer to DTC (the "Letter of Representation"). DTC shall remit such payments to DTC Participants, and such payments thereafter shall be paid by DTC Participants to the Beneficial Owners. The Issuer, the Lessee, the Trustee, and the Remarketing Agent shall not be responsible or liable for payment by DTC or DTC Participants, for sending transaction statements or for maintaining, supervising or reviewing records maintained by DTC or DTC Participants.

      In the event that (a) DTC determines not to continue to act as securities depository for the Bonds or (b) the Lessee or the Remarketing Agent determines that the continuation of the book-entry system of evidence and transfer of ownership of the Bonds would adversely affect their interests or the interests of the Beneficial Owners of the Bonds, the Trustee at the request of the Lessee or the Remarketing Agent shall discontinue the book-entry system with DTC. If the Remarketing Agent fails to identify another qualified securities depository to replace DTC, the Remarketing Agent shall cause the Trustee to authenticate and deliver replacement Bonds in the form of fully registered Bonds to each Beneficial Owner.

      In the event that a book-entry system of evidence and transfer of ownership of the Bonds is discontinued pursuant to the provisions of the Indenture, the Bonds shall be delivered solely as fully registered Bonds without coupons in Minimum Denominations, shall be lettered "R" and numbered separately from "1" upward, and shall be payable, executed, authenticated, registered, exchanged and cancelled pursuant to the provisions hereof and of the Indenture.

      THE ISSUER, THE LESSEE, THE REMARKETING AGENT AND THE TRUSTEE SHALL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC PARTICIPANT OR ANY BENEFICIAL OWNER WITH RESPECT TO (A) THE BONDS; (B) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY DTC PARTICIPANT; (C) THE PAYMENT BY DTC OR ANY DTC PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OR PURCHASE PRICE OF AND REDEMPTION PREMIUM, IF ANY, AND INTEREST ON THE BONDS; (D) THE DELIVERY OR TIMELINESS OF DELIVERY BY DTC OR ANY DTC PARTICIPANT OF ANY NOTICE DUE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO BENEFICIAL OWNERS; (E) THE SELECTION OF BENEFICIAL OWNERS TO RECEIVE PAYMENTS IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (F) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC, OR ITS NOMINEE, CEDE & CO., AS OWNER.

      SO LONG AS A BOOK-ENTRY SYSTEM OF EVIDENCE OF TRANSFER OF OWNERSHIP OF ALL THE BONDS IS MAINTAINED IN ACCORDANCE HEREWITH, THE PROVISIONS OF THE INDENTURE

RELATING TO THE DELIVERY OF PHYSICAL BOND CERTIFICATES SHALL BE DEEMED TO GIVE FULL EFFECT TO SUCH BOOK-ENTRY SYSTEM.

      MISCELLANEOUS

      The registered owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in and defend any suit or other proceeding with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of this Bond may be declared and may become due and payable before the stated maturity thereof, together with accrued interest thereon.

      Modifications or alterations of the Indenture, or of any indenture supplemental thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

      This Bond is issued with the intent that the laws of the State of Georgia will govern its construction.

      IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the issuance of the Bonds do exist, have happened and have been performed in due time, form and manner as required by law; that the indebtedness represented by the Bonds, together with all obligations of the Issuer, does not exceed any constitutional or statutory limitation.

      This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee.

      IN WITNESS WHEREOF, Wayne County Industrial Development Authority has caused this Bond to be signed by the manual or facsimile signature of its Chairman or Vice Chairman, its seal to be affixed hereto or a facsimile of its seal to be printed hereon or affixed hereto and attested by its Secretary or Assistant Secretary, and this Bond to be dated the date set forth above.

                                       WAYNE COUNTY INDUSTRIAL
                                       DEVELOPMENT AUTHORITY

                                       By:  W. M. Whittington
                                            ------------------------------------
(SEAL)                                                  Chairman

ATTEST:

By:  /s/ S. Lynn
     -------------------------------
              Secretary

                          CERTIFICATE OF AUTHENTICATION

      This Bond is one of the Bonds described in the within-mentioned Indenture.

                                       BRANCH BANKING AND TRUST COMPANY,
                                       as Trustee

                                       By:  /s/ Ed Edmiston
                                            ------------------------------------
                                                         Agent

Date of Authentication: September 2, 2004
                        -----------------

STATE OF GEORGIA  )
                         )
COUNTY OF WAYNE   )

                             VALIDATION CERTIFICATE

      The undersigned Clerk of the Superior Court of Wayne County, State of Georgia, DOES HEREBY CERTIFY that this Bond was validated and confirmed by judgment of the Superior Court of Wayne County (Case No. 151-04-CV-0418), on the 25th day of August, 2004, that no intervention or objection was filed opposing the validation of this Bond and that no appeal of such judgment of validation has been taken.

      IN WITNESS WHEREOF, I have hereunto set my hand and have caused to be affixed hereon the official seal of the Superior Court of Wayne County, Georgia.

      This 25th day of August, 2004.

                                  /S/ Stetson Bennett, Jr.
                                  ----------------------------------------------
                                  Clerk, Superior Court of Wayne County, Georgia

(SEAL)

                                   ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

      --------------------------------------------------------------------

                  (Please print or typewrite Name and Address,

           including Zip Code, and Federal Taxpayer Identification or

                       Social Security Number of Assignee)

      --------------------------------------------------------------------

  the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints

      --------------------------------------------------------------------


   Attorney to register the transfer of the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------------

Signature guaranteed by:

----------------------------------------------------------     -----------------------------------------------------
NOTICE:  Signature must be guaranteed by a participant         NOTICE:  The signature to this assignment must
of the Securities Transfer Agent Medallion Program             correspond with the name as it appears on the face of
("STAMP") or similar program.                                  the within Bond in every particular, without
                                                               alteration, enlargement or any change whatever